UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Canoo Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all appropriate boxes)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CANOO INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February 29, 2024
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of CANOO INC., a Delaware corporation (the “Company,” “Canoo,” “we,” “us” or “our”). The Special Meeting will be held on Thursday, February 29, 2024 at 8:30 a.m. Central Time via a live audio webcast. You will be able to attend the Special Meeting and vote online during the meeting by visiting www.virtualshareholdermeeting.com/GOEV2024SM and logging in using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials. The Special Meeting will be held for the following purposes:
1.
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a reverse stock split ratio ranging from 1:2 to 1:30, and to authorize the Company’s board of directors to determine the timing of the amendment at its discretion at any time, if at all, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting and the specific ratio of the reverse stock split (the “Reverse Stock Split Proposal”).

2.
To approve the issuance to Tony Aquila, our Executive Chair and Chief Executive Officer of (x) a performance-vesting restricted stock unit award (the “CEO PSU”) representing the right to receive 39,382,767 shares of our Common Stock, 50% of which may vest based on the achievement of certain cumulative Company revenue milestones for the twelve months ended December 31, 2024 and for the twenty-four months ended December 31, 2025, and 50% of which may vest based on certain thresholds relating to the volume weighted average trading price of our Common Stock any time during the twelve months ended December 31, 2024 and the twenty-four months ended December 31, 2025, subject to continuous services requirements through the applicable service vesting date (in each instance, subject to any adjustments to our stock price, including the effectuation of the reverse stock split contemplated by the Reverse Stock Split Proposal) and (y) a restricted stock unit award (the “CEO RSU” and, together with the “CEO PSU”, the “CEO Equity Awards”) representing the right to receive 78,765,530 shares of our Common Stock, the initial 50% of which will vest immediately and the latter 50% of which will vest in equal increments on January 1, 2025 and January 1, 2026 (the “CEO Equity Awards Proposal”). If approved, the issuance of the CEO Equity Awards would be outside of the Canoo Inc. 2020 Equity Incentive Plan (the “Plan”). Copies of the CEO PSU Award Grant Notice and Award Agreement and the CEO RSU Award Grant Notice and Award Agreement are attached hereto as Annex B and Annex C, respectively.

3.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement accompanying this notice.
This Notice of Special Meeting (this “Notice”), the accompanying proxy statement and form of proxy are first being mailed on or about January 18, 2024 to stockholders of record as of January 9, 2024 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on February 29, 2024 at 8:30 a.m. Central Time at www.virtualshareholdermeeting.com/GOEV2024SM.

The proxy statement and proxy card are available at www.proxyvote.com
By Order of the Board of Directors
/s/ Hector Ruiz
Hector Ruiz
General Counsel and Secretary

January 18, 2024
Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you received a proxy card, a return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. If your shares are held of record by a broker, bank or other nominee, please refer to the materials forwarded to you by your broker, bank or other nominee for instructions on how to vote the shares you hold as a beneficial stockholder.

CANOO INC.

i

CANOO INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 29, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
INTRODUCTION
This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Canoo Inc., a Delaware corporation (“Canoo,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held February 29, 2024, including any adjournment, postponement or rescheduling thereof (the “Special Meeting”).
Only stockholders of record as of the close of business on January 9, 2024, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the Internet.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Most of our stockholders holding their shares in “street name” will not receive paper copies of our proxy materials (unless requested) and will instead be sent a Notice of Internet Availability of Proxy Materials (a “Notice of Internet Availability”) from the brokerage firms, banks or other agents holding their accounts. All “street name” stockholders receiving a Notice of Internet Availability will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice of Internet Availability.
How do I attend the Special Meeting?
The Special Meeting will be held on February 29, 2024 at 8:30 a.m. Central Time and will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater attendance. You may attend and vote at the Special Meeting by following the instructions provided on the Notice of Internet Availability, proxy card or voting instruction form to log in to www.virtualshareholdermeeting.com/GOEV2024SM. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice of Internet Availability or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank. The audio webcast of the Special Meeting will begin promptly at 8:30 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m. Central Time, and you should allow reasonable time for the check-in procedures.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number, you can login and attend the Special Meeting as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Special Meeting.

Will a list of record stockholders as of the Record Date be available?
A list of our record stockholders as of the close of business on January 9, 2024, the Record Date, will be made available to stockholders during the Special Meeting at www.virtualshareholdermeeting.com/GOEV2024SM. In addition, for the ten days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate office located at 15520 Highway 114, Justin, Texas 76247, during regular business hours. To access the list of record stockholders beginning ten days prior to the Special Meeting and until the meeting, stockholders should email ir@canoo.com.
Where can I get technical assistance if I am having trouble accessing the Special Meeting or during the Special Meeting?
If you have difficulty accessing the Special Meeting or during the Special Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.
Information on how to vote at the Special Meeting is discussed below.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on January 9, 2024, will be entitled to vote at the Special Meeting. On the Record Date, there were 917,005,063 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on January 9, 2024, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the Internet or by telephone to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on January 9, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.
What if another matter is properly brought before the meeting?
Pursuant to the Company Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.
How do I vote?
For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board recommends you vote “For” each of the proposals presented in this Proxy.
The procedures for voting are as follows:
Stockholders of Record: Shares Registered in Your Name
If on January 9, 2024, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy before the Special Meeting in the following ways:
1.	via the Internet at www.proxyvote.com;
2.	by phone by calling 1-800-690-6903; or
3.	by signing and returning a proxy card.

Proxies submitted via the Internet or by telephone must be received by 10:59 p.m., Central Time, on February 28, 2024.
Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed above to ensure your vote is counted.
Beneficial Owners: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from the Company. To vote prior to the Special Meeting, simply follow the voting instructions in the Notice of Internet Availability to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Special Meeting, you must obtain a control number from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a control number.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of January 9, 2024.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by telephone or in person during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. In this regard, the Company expects Proposals 2 and 3 are to be considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, the Company expects Proposal 1 is to be considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 1.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, or more than one Notice of Internet Availability, or combination thereof, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials or Notice of Internet Availability to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy through the Internet or by telephone.
•	You may deliver a written notice that you are revoking your proxy to Canoo Inc.’s Secretary at 15520 Highway 114, Justin, Texas 76247 at or prior to the Special Meeting.
•
You may vote during the Special Meeting. If you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/GOEV2024SM. You will need to log in with the 16-digit Control Number found on your Notice of Internet Availability, or other proxy materials. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet or telephone proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for the Company’s 2024 annual meeting?
The Company held its 2023 annual meeting of stockholders on December 29, 2023. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal in writing to the Company’s Corporate Secretary at 15520 Highway 114, Justin, Texas 76247 by July 9, 2024 and must otherwise comply with Rule 14a-8.
If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, other than pursuant to Rule 14a-8, you must comply with the advance notice provisions of the Company’s Bylaws, which require, among other things, that you provide timely written notice of such proposal or nomination to the Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, our Corporate Secretary must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than the close of business on August 31, 2024 and no later than the close of business on September 30, 2024. The notice must contain the information required by our Bylaws. In the event that the date of the 2024 Annual Meeting is not within 30 days before or after December 29, 2024, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to 2024 Annual Meeting or the closing of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the foregoing requirements under our Bylaws, including the notice deadline set forth above and therein, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees, other than the Board’s nominees, must provide written notice to our Corporate Secretary that sets forth all the information required by Rule 14a-19. Such notice must be postmarked or transmitted electronically to the Company at the mailing address provided above no later than October 30, 2024.

What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” The Company expects Proposals 2 and 3 to be considered “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with Proposals 2 and 3. Proposal 1 is expected to be a routine vote and therefore we do not expect any broker non-votes for Proposal 1.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Reverse Stock Split Proposal	Majority of the votes cast (i.e., votes cast “For” must exceed votes cast “Against”)	No effect	Not Applicable

2	CEO Equity Awards Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No effect

3	Adjournment Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No effect
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were 917,005,063 shares outstanding and entitled to vote. Thus, the holders of 458,502,532 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the virtual meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the Internet?
This Proxy Statement is available, or will be made available when published, at www.proxyvote.com.

PROPOSAL 1

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock at a reverse stock split ratio ranging from 1:2 to 1:30, and to authorize the Company’s board of directors to determine the timing of the amendment at its discretion at any time, if at all, but in any case prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting and the specific ratio of the reverse stock split.
General
Our Board has adopted resolutions recommending that the stockholders approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached hereto as Annex A (the “Reverse Stock Split Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) at a ratio within the range between and including 1:2 to 1:30, with the final decision as to whether to proceed with the Reverse Stock Split and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion, following stockholder approval (if obtained), at any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting. If our stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware (the “Effective Date”).
The Reverse Stock Split will simultaneously impact all outstanding shares of Common Stock and other existing equity securities of the Company. The Reverse Stock Split will affect all holders uniformly, and no stockholder’s interest in the Company will be diluted as each such stockholder will hold the same percentage of the shares of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split Amendment will not reduce the number of authorized shares of Common Stock (which will remain at 2,000,000,000) or Preferred Stock (which will remain at 10,000,000) and will not change the par value of the Common Stock or Preferred Stock (which in each case will remain at $0.0001 per share).
If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination, in its sole discretion, as to whether effecting the Reverse Stock Split is in the best interest of the Company and our stockholders in light of, among other things, the Company’s ability to increase the bid price of our Common Stock to meet the minimum bid price requirements of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split, and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split, based on factors discussed below.
Reasons for a Reverse Stock Split
To regain compliance with Nasdaq listing standards. The primary objective for effecting the Reverse Stock Split, should the Board determine to implement the Reverse Stock Split, would be to increase the per share trading price of our Common Stock in order to regain compliance with Nasdaq’s continued listing requirements. On March 27, 2023, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, the Company was not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Select Market (the “Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was initially granted 180 calendar days, or until September 25, 2023, to regain compliance with the Bid Price Requirement. On August 23, 2023, the Company applied to transfer its securities from The Nasdaq Global Select Market to The Nasdaq Capital Market. Along with our application, the Company also provided written notice to the Staff of our intention to cure the deficiency. On September 14, 2023, the Company received a letter from the Staff approving the Company’s application to list its securities on The Nasdaq Capital Market. The Company’s securities were transferred to The Nasdaq Capital Market at the opening of business on September 18, 2023. On September 26, 2023, the Company received a letter from the Staff granting the Company an additional 180 calendar days, or until March 25, 2024, to regain compliance with the Bid Price Requirement.
The Common Stock has closed below $1.00 per share each trading day from February 9, 2023 through January 5, 2024, the last business day prior to filing this Proxy Statement. Our expectation is that we would implement the Reverse Stock Split if needed in order to cause an increase in our stock price to regain compliance with the Bid Price Requirement. Reducing the number of outstanding shares of our Common Stock should, absent other factors, result in an increase in the per share market price of our Common Stock in satisfaction of Nasdaq’s continued listing standards. However, there is no guarantee that implementing the Reverse Stock Split will increase the price of our Common Stock sufficiently to be able to regain such compliance. If we are otherwise unable to comply with the listing standards, or if we are not able to complete the Reverse Stock Split prior to the end of the compliance period, such non-compliance or a delisting from Nasdaq would materially and adversely affect our ability to raise capital, including under our current agreements, and our financial condition and business.
To potentially attract investment capital. With a high number of issued and outstanding shares of Common Stock, the price per share of our Common Stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public.
To potentially improve the marketability and liquidity of our Common Stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks. We believe that the Reverse Stock Split may make our Common Stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our Common Stock.
To decrease the risk of market manipulation of our Common Stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.
To provide us with flexibility with respect to our authorized Common Stock. The Reverse Stock Split will also effectively increase the number of authorized and unreserved shares of our Common Stock for future issuances by the amount of the reduction in outstanding shares of Common Stock effected by the Reverse Stock Split. These additional shares would be available in the event that the Board determines that it is necessary or appropriate (i) to provide financial flexibility to raise additional capital through the sale of equity securities, convertible securities, or other equity-linked securities; (ii) to enter into strategic business transactions; (iii) to provide equity incentives to directors, officers and employees pursuant to equity compensation plans; and (iv) for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time.
We need additional funding to execute our business plan to develop and grow our business, including acquiring, developing and tooling our production facilities, developing and producing our electric vehicles, establishing or expanding design, research and development, production, sales, customer experience and service facilities and building our brand. We continue to explore all financing alternatives, including through issuances of our securities, as our operations are anticipated to require significant capital for the foreseeable future. We are also seeking strategic partners to provide additional capital and other support to enable us to scale our business. As we seek additional sources of financing, there can be no assurance that such financing would be available to us on favorable terms or at all. If we are unable to raise substantial additional capital in the near term, through sales of our equity securities or otherwise, our operations and production plans will be scaled back or curtailed.
Accordingly, the Board believes that the Reverse Stock Split is in the best interests of the Company and our stockholders to maintain Nasdaq listing compliance, facilitate capital raising and enhance the marketability and liquidity of our Common Stock, among other reasons.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split
This proposal gives the Board sole discretion to determine whether to implement a Reverse Stock Split and, if so implemented, select a Reverse Stock Split ratio from within a range between and including 1:2 to 1:30, any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders, based on the Board’s then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:
•	the historical trading price and trading volume of our Common Stock;
•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market in the short-and long-term;
•	the continued listing requirements for our Common Stock on Nasdaq or other exchanges;
•	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
•	the number of shares of Common Stock outstanding;
•	which Reverse Stock Split ratio would result in the least administrative cost to us; and
•	prevailing industry, market and economic conditions.
We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
The Reverse Stock Split, if completed, may not result in the intended benefits described above, the market price of our Common Stock may not increase (proportionately to the reduction in the number of shares of our Common Stock outstanding after the Reverse Stock Split or otherwise) following the Reverse Stock Split and the market price of our Common Stock may decrease in the future.
Although reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock, the effect of the Reverse Stock Split on our stock price cannot be predicted with any certainty. In addition, the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance, financial results, dilutive issuances of additional securities, market perception of our business, and general industry, market and economic conditions, among the other matters identified under the heading “Risk Factors” in our Form 10-K and other filings with the SEC. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split. In the future, if we fail to satisfy Nasdaq’s listing requirements and are subsequently unable to regain compliance in a timely manner, Nasdaq may suspend trading and commence delisting proceedings.
The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, the Reverse Stock Split may increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading which generally results in higher transaction costs. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.
The implementation of the Reverse Stock Split would result in an effective increase in the authorized number of shares of Common Stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.
Stockholders should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our Common Stock decline after the Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.
Effects of a Reverse Stock Split
A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of Common Stock into a proportionately smaller number of shares. For example, a stockholder holding 100,000 shares of Common Stock before the Reverse Stock Split would instead hold 10,000 shares of Common Stock immediately after that Reverse Stock Split if the Board determined the ratio to be 1-for-10. Each stockholder’s proportionate ownership of outstanding shares of Common Stock would remain the same, except for immaterial adjustments that may result from the treatment of fractional shares as described herein. All shares of Common Stock will remain validly issued, fully paid and non-assessable.
Upon the effectiveness of the Reverse Stock Split:
•
each 2 to 30 shares of Common Stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock;

•	no fractional shares of Common Stock will be issued and will be treated as detailed below;
•
proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, restricted stock units (“RSUs”), performance stock units (“PSUs”), earnout shares and warrants, including the shares of our Common Stock underlying the CEO Equity Awards if Proposal 2 is approved by the stockholders, which will result in a proportional decrease in the number of shares of Common Stock issued upon exercise or vesting of the then-outstanding stock options, RSUs, PSUs, earnout shares and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants;

•
the number of shares of Common Stock then reserved for issuance under our equity compensation plans, the Preferred Stock SPA (as defined below), certain securities purchase agreements with YA II PN, Ltd. (“Yorkville”) and certain supplemental agreements pursuant to the Pre-Paid Advance Agreement with Yorkville (the “PPA Supplemental Agreements”) will each be reduced proportionately;

•
proportionate adjustments will be made to the number of shares issuable upon the conversion of Preferred Stock into shares of Common Stock pursuant to that certain Securities Purchase Agreement, dated September 29, 2023, entered into with an institutional investor (the “Preferred Stock SPA”), in connection with the issuance, sale and delivery by the Company of an aggregate of 45,000 shares (“Preferred Shares”) of the Company’s 7.5% Series B Cumulative Perpetual Redeemable Preferred Stock, par value $0.0001 per share, which Preferred Shares are convertible into shares of Common Stock pursuant to the terms set forth in the Preferred Stock SPA; and

•
proportionate adjustments will be made to the number of shares issuable upon the conversion of convertible notes convertible into shares of Common Stock, including shares converted pursuant to certain securities purchase agreements with Yorkville and the PPA Supplemental Agreements.

This will result in approximately the same aggregate price being required to be paid (if any as applicable pursuant to their respective transaction documents) under such securities upon conversion, and approximately the same value of shares of Common Stock being delivered upon such conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The following table summarizes, for illustrative purposes only, the approximate number of shares of our Common Stock that would be outstanding as a result of the potential reverse stock split ratios within the range of this Proposal No. 1 based on information as of January 16, 2024 (unless otherwise noted below) and without giving effect to the treatment of fractional shares.
Assuming Proposal 1 Is Approved by Stockholders and Implemented by the Board
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	2,000,000,000	934,372,110
Post-Reverse Stock Split 1:2	2,000,000,000	467,186,055
Post-Reverse Stock Split 1:10	2,000,000,000	93,437,211
Post-Reverse Stock Split 1:20	2,000,000,000	46,718,605
Post-Reverse Stock Split 1:30	2,000,000,000	31,145,737
The Reverse Stock Split would affect all stockholders uniformly. As of the Effective Date, each stockholder would own a reduced number of shares of Common Stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).
The Reverse Stock Split would not affect the registration of our Common Stock under Section 12(b) of the Exchange Act, and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “GOEV” (subject to compliance with continued listing requirements) but would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number after the Effective Date.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split, if implemented. Our transfer agent, Continental Stock Transfer & Trust Company, will aggregate all fractional shares of our Common Stock and sell them as soon as practicable after the Effective Date at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share of our Common Stock as a result of the Reverse Stock Split. We expect that our transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Common Stock (the “Aggregated Fractional Shares”). After the completion of such sale, stockholders of record who otherwise would be entitled to receive fractional shares (i.e., stockholders that hold a number of pre-Reverse Stock Split Shares of Common Stock not evenly divisible by the final ratio determined by the Board) will instead receive their respective pro rata share of the total proceeds of that sale (the “Total Sale Proceeds”). These stockholders will be entitled to a cash payment (without interest), in lieu of any fractional shares, in an amount equal to: (a) their respective fractional share interest, multiplied by (b) a share price equal to (i) the Total Sale Proceeds, divided by (ii) the Aggregated Fractional Shares.
Other than the right to receive the cash payment described above, a fractional stockholder, solely with respect to its fractional shares of our Common Stock, will not retain any voting or other rights that accompany such fractional shares of our Common Stock. Because cash payments will be made in lieu of fractional shares, the Reverse Stock Split could have the effect of reducing the number of our stockholders, to the extent there are stockholders who hold fewer than the number of shares of our Common Stock that will be combined into one (1) share (based on the final ratio). Reducing the number of post-Reverse Stock Split stockholders is not, however, one of the purposes or an objective of this proposal. If you believe that you may not hold a sufficient number of shares of our Common Stock at the Effective Date to retain at least one (1) share of our Common Stock in the Reverse Stock Split, and you want to continue to hold our Common Stock after the Reverse Stock Split, you will need to purchase a sufficient number of shares of our Common Stock prior to the Effective Date so that you hold a number of shares of our Common Stock that would entitle you to receive at least one (1) share of our Common Stock if the Reverse Stock Split is implemented.
Stockholders should be aware that, under the escheat or unclaimed property laws of the various jurisdictions where stockholders reside or are domiciled, where the Company is domiciled, and where the funds will be deposited, sums due for fractional share interests that are not timely claimed after the Effective Date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Procedure for Effecting Reverse Stock Split
The effectiveness of the proposed Reverse Stock Split Amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole discretion, prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting. The text of the proposed form of the Reverse Stock Split Amendment is attached hereto as Annex A. If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Effective Date.
Effect on Beneficial Holders
Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of Common Stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.
Effect on Registered “Book-Entry” Holders
Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they automatically will receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.
Effect on Preferred Stock
Upon a Reverse Stock Split, there will be no adjustment to the authorized amount of shares of Preferred Stock.
No Appraisal Rights
Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Certain U.S. Federal Income Tax Consequences
The following discussion is a general summary of certain U.S. federal income tax consequences relating to the proposed Reverse Stock Split to us and stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split to us or U.S. holders (as defined below), and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
This summary generally only applies to U.S. holders (as defined below) that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment).
This summary is for general information only and does not address all tax considerations that may be applicable to a stockholder’s particular circumstances or to stockholders that may be subject to special tax rules, such as, for example and without limitation, brokers and dealers in securities or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, U.S. expatriates, non-resident alien individuals, tax-exempt entities, governmental organizations, foreign entities, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our Common Stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Common Stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Common Stock, persons that hold our Common Stock in an individual retirement account, 401(k) plan or similar tax-favored account, grantor trusts, persons who acquired their Common Stock in connection with employment or other performance of services, or partnerships or other flow-through entities for U.S. federal income tax purposes and partners, members or investors in such entities. In addition, this summary does not address any aspect of U.S. state or local tax, non-U.S. tax, the Medicare tax on net investment income, U.S. federal estate and gift tax, the base erosion and anti-abuse tax, alternative minimum tax or other U.S. federal tax consequences other than U.S. federal income taxation. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.
For purposes of this summary, a “U.S. holder” means a beneficial owner of our Common Stock who is any of the following for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) the administration of which is subject to the primary supervision of a court within the United States and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, and for purposes of this discussion, a “U.S. person”) have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A U.S. holder treated as a partner in a partnership that holds shares of our Common Stock should consult its tax advisor regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to it.
THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSIDERATIONS ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (SUCH AS THE ESTATE OR GIFT TAX LAWS) OR UNDER THE LAWS OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
Tax Consequences to the Company
The proposed Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes under Section 368(a)(1)(E) of the Code, and we do not expect to recognize taxable income, gain or loss as a result of the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders
Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder generally should not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the Common Stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) should equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Split should include the holding period of the Common Stock surrendered in the Reverse Stock Split in exchange therefor. U.S. Treasury regulations promulgated under the Code provide rules for allocating the tax basis and holding period of the shares of the Common Stock received pursuant to the Reverse Stock Split. U.S. holders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
In general, a U.S. holder who receives a cash payment in lieu of a fractional share should recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Common Stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally should be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Split is more than one year as of the Effective Date. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending upon a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
Information Reporting and Backup Withholding
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding (at the current applicable rate of 24%), unless a U.S. holder provides, in a timely manner, the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, if any, provided that the U.S. holder furnishes the required information in a timely manner to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Accounting Consequences
The par value per share of our Common Stock will remain unchanged at $0.0001 per share following the Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to Common Stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of Common Stock will be increased as a result of the fewer shares of Common Stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.
Reservation of Right to Abandon the Reverse Stock Split
The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this vote. Proposal 1 is considered “routine”, and thus we do not expect any broker non-votes for this Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:2 TO 1:30, AND TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS TO DETERMINE THE TIMING OF THE AMENDMENT AT ITS DISCRETION AT ANY TIME, IF AT ALL, BUT IN ANY CASE PRIOR TO THE ONE-YEAR ANNIVERSARY OF THE DATE ON WHICH THE REVERSE STOCK SPLIT IS APPROVED BY THE COMPANY’S STOCKHOLDERS AT THE SPECIAL MEETING AND THE SPECIFIC RATIO OF THE REVERSE STOCK SPLIT.

PROPOSAL 2

CEO EQUITY AWARDS PROPOSAL
To approve the issuance to Tony Aquila, our Executive Chair and Chief Executive Officer of (x) a performance-vesting restricted stock unit award representing the right to receive 39,382,767 shares of our Common Stock, 50% of which may vest based on the achievement of certain cumulative Company revenue milestones for the twelve months ended December 31, 2024 and for the twenty-four months ended December 31, 2025, and 50% of which may vest based on certain thresholds relating to the volume weighted average trading price of our Common Stock any time during the twelve months ended December 31, 2024 and the twenty-four months ended December 31, 2025, subject to continuous service requirements through the applicable service vesting date (in each instance, subject to any adjustments to our stock price, including the effectuation of the reverse stock split contemplated by the Reverse Stock Split Proposal) and (y) a restricted stock unit award representing the right to receive 78,765,530 shares of our Common Stock, the initial 50% of which will vest immediately and the latter 50% of which will vest in equal increments on January 1, 2025 and January 1, 2026. If approved, the issuance of the CEO Equity Awards would be outside of the Plan. Copies of the CEO PSU Award Grant Notice and Award Agreement and the CEO RSU Award Grant Notice and Award Agreement are attached hereto as Annex B and Annex C, respectively.
General
The Board’s primary objective in designing the CEO Equity Awards is to help the Company grow and achieve its mission, which will facilitate the creation of significant stockholder value. The main reasons that the Board recommends that stockholders approve the CEO Equity Awards are:
•	The CEO Equity Awards strengthen Mr. Aquila’s incentives and further align his interests with our long-term objectives for the business;
•	The incentives created by the CEO Equity Awards will further ensure Mr. Aquila’s continued leadership of the Company over the long term; and
•
The incentives reward Mr. Aquila’s personal investment in the Company and acknowledge the Company’s unlikely continued existence without his personal investment and leadership, including the limited compensation that he has received over the prior three years.

Upon approval of this Proposal 2 by stockholders and the grant of the CEO Equity Awards, the following previously granted restricted stock units which remain subject to vesting criteria that requires the achievement of a share price milestone will be automatically cancelled and forfeited:
Date of Grant	Restricted Stock Units
December 18, 2020	1,003,828
April 21, 2021	2,000,000
May 14, 2021	1,703,828(1)
November 4, 2021	6,000,000
(1)	This award is comprised of 400,000 restricted stock units plus 1,303,828 “performance accelerator” units.
Background of the CEO Equity Awards
As of January 3, 2024, Mr. Aquila beneficially owned (i) 87,379,868 shares of our Common Stock, (ii) 9,188,510 RSUs, 6,884,682 of which were unvested as of January 3, 2024, and (iii) 11,007,656 PSUs, 10,857,656 of which were unvested as of January 3, 2024 (and 10,707,656 of which will be automatically cancelled and forfeited if the stockholders approve this Proposal 2).
Taking into account Mr. Aquila’s existing ownership interests and the Board’s belief that equity incentives are a critical compensation element to align management interests with that of the Company’s stockholders, the Board and the Compensation Committee of the Board (the “Compensation Committee”) have engaged in extensive discussions regarding additional equity compensation for Mr. Aquila.
These discussions covered each of the various considerations in deciding to approve the CEO Equity Awards, including, among other things:

•	The reasons for granting the CEO Equity Awards;
•	No performance-based equity awards previously granted to Mr. Aquila have vested or will vest;
•
The criticality of Mr. Aquila to the Company’s long-term growth and success and the desire to incentivize and motivate Mr. Aquila to continue to lead Company over the long-term, taking into consideration that the performance-based equity awards previously granted to Mr. Aquila no longer provide their intended retention or performance incentive, and to create significant stockholder value in doing so;

•	How to structure an award in a way that would further align the interests of Mr. Aquila and the Company’s other stockholders;
•	What metrics should be used for the CEO PSU;
•	What the total size and form of the CEO Equity Awards should be and how that would translate into increased ownership and value for Mr. Aquila; and
•	How to balance the risks and rewards of any new award.
Throughout this process, the Compensation Committee consulted with Compensia, Inc., its independent compensation consultant, and also conferred with Mr. Aquila.
After engaging in this extended process and arriving at terms for additional equity awards to which the Board, the Compensation Committee and Mr. Aquila agreed, and concluding that such awards would motivate and incentivize Mr. Aquila to continue to lead the management of Company over the long-term to drive Company’s growth, performance and sustainability, the Board, upon recommendation of the Compensation Committee, and subject to obtaining the approval of Company’s stockholders, approved the grant of the CEO Equity Awards, each as detailed below. In addition, the CEO Equity Awards are subject to the cancellation and forfeiture of Mr. Aquila’s previously granted restricted stock units which remain subject to vesting criteria that requires the achievement of a share price milestone:
Date of Grant	Restricted Stock Units
December 18, 2020	1,003,828
April 21, 2021	2,000,000
May 14, 2021	1,703,828(1)
November 4, 2021	6,000,000
(1)	This award is comprised of 400,000 restricted stock units plus 1,303,828 “performance accelerator” units.
Whether or not our stockholders approve the CEO Equity Awards, the Board or the Compensation Committee may grant additional equity awards to Mr. Aquila in their discretion in accordance with the terms of the Plan.
Summary of the CEO Equity Awards
Overview & Purpose of CEO Equity Awards
On January 6, 2024, the Board, upon recommendation of the Compensation Committee, approved the grant to Mr. Aquila of the CEO Equity Awards, contingent upon approval by our stockholders. In addition, the CEO Equity Awards are subject to the cancellation and forfeiture of Mr. Aquila’s previously granted restricted stock units which remain subject to vesting criteria that requires the achievement of a share price milestone:
Date of Grant	Restricted Stock Units
December 18, 2020	1,003,828
April 21, 2021	2,000,000
May 14, 2021	1,703,828(1)
November 4, 2021	6,000,000
(1)	This award is comprised of 400,000 restricted stock units plus 1,303,828 “performance accelerator” units.
We believe that granting the CEO Equity Awards will incentivize Mr. Aquila in a manner that aligns his interests with our long-term strategic direction and the interests of our stockholders in support of long-term value creation. To that end, because the performance-based equity awards previously granted have not vested and will not vest, they no longer provide the intended incentive and retentive value for our Chief Executive Officer, whose leadership is critical to guide the Company through a period of growth, transformation and innovation. The Board and the Compensation Committee also reviewed special CEO equity awards approved by other public companies, including for certain companies in the EV industry, as a reference point for determining the size and terms of the CEO Equity Awards.
The Board and the Compensation Committee considered at length which performance metrics would both meaningfully drive the Company’s performance and create significant stockholder value. The Board and the Compensation Committee considered a variety of factors, including the highly competitive and dynamic EV industry and the difficulty of predicting future performance in such an environment. In establishing the revenue-based performance metric, the Board and the Compensation Committee took into consideration a variety of factors, including the Company’s historical revenues. In establishing the stock price-based performance metric, the Board and the Compensation Committee took into consideration a variety of factors, including the Company’s growth trajectory. Accordingly, the Board and the Compensation Committee concluded that a performance measure requiring increasing the Company’s revenues and the sustained achievement of increasing share prices, in each instance over a two-year performance period, best enables the Company to incentivize Mr. Aquila over a longer-term horizon and align his success with that of our stockholders. The Board and the Compensation Committee believe the selected structure and terms of the CEO Equity Awards (as described in detail below) will motivate our Chief Executive Officer to perform against challenging and reasonably aggressive targets in alignment with our stockholders and will reward him for taking actions today that will create value for our stockholders for years to come.
If our stockholders approve this Proposal 2, the CEO Equity Awards will be automatically granted. If our stockholders do not approve this Proposal 2, the CEO Equity Awards will not be granted.
Material Terms of the Proposed CEO PSU
The principal terms of the CEO PSU are summarized below. This summary is not a complete description of the CEO PSU, and it is qualified in its entirety by reference to the CEO PSU Award Grant Notice and Award Agreement, which is attached as Annex B to this proxy statement.
CEO PSU Total Shares
The total number of shares of our Common Stock underlying the CEO PSU will be 39,382,767. The total number of shares underlying the CEO PSU is equivalent to approximately 4.04% of the total number of shares of our Common Stock outstanding as of January 16, 2024 (assuming for this purpose that all shares underlying the CEO PSU (but not the CEO RSU) have been issued). The value of the CEO PSU based on the Company’s closing price of $0.1845 on January 16, 2024 is $7.3 million.
Equity Type
The CEO PSU is a performance-vesting RSU award that will be granted pursuant to the CEO PSU Award Grant Notice and Award Agreement, which is attached as Annex B. Mr. Aquila will receive compensation from the CEO PSU only to the extent that the Company achieves the applicable revenue levels and/or stock price-based performance milestones as well as certain continuous service requirements.
Date of Grant
If Proposal 2 is approved by our stockholders, the CEO PSU will be automatically granted on the first business day of the week following the week in which Proposal 2 is approved by our stockholders.
Performance Metrics & Vesting
The CEO PSU will be eligible to vest if the Company achieves two separate stock price-based performance metrics from the date of grant through December 31, 2025 and two revenue milestones from the date of grant through December 31, 2025 and any portion of the CEO PSU for which performance is achieved will vest subject to Mr. Aquila’s continued service as our CEO with certain limited exceptions, as discussed below.
Stock Price Performance Metrics
19,691,384, or 50% of the 39,382,767, shares of our Common Stock underlying the CEO PSU may vest based on the achievement of certain thresholds relating to the volume weighted average trading price of our Common Stock during any 30-day period at any time during the twelve months ended December 31, 2024 and the twenty-

four months ended December 31, 2025 (in each instance, subject to any adjustments to our stock price, including the effectuation of a reverse stock split contemplated by the Reverse Stock Split Proposal). For purposes of the stock price performance metrics, the “VWAP” shall mean the highest volume weighted average trading price of one share of our Common Stock on the Nasdaq Capital Market (or other market on which the shares are primarily traded) for any 20-day period in any 30-day period.
Service Vesting Date	Performance Requirement	Total Tranche
January 1, 2025	The VWAP equals or exceeds $0.35 during the twelve months ended December 31, 2024.	9,845,692 shares of our Common Stock
January 1, 2026	The VWAP equals or exceeds $0.40 during the twenty-four months ended December 31, 2025.	9,845,692 shares of our Common Stock
Revenue Metrics
19,961,383, or 50% of the 39,382,767, shares of our Common Stock underlying the CEO PSU may vest based on the achievement of certain revenues for the twelve months ended December 31, 2024 and for the twenty-four months ended December 31, 2025.
Service Vesting Date	Performance Requirement	Total Tranche
January 1, 2025	Total revenues for the Company for the twelve months ended December 31, 2024 equal or exceed $250.0 million.	9,845,691 shares of our Common Stock
January 1, 2026	Total revenues for the Company for the twenty-four months ended December 31, 2025 equal or exceed $500.0 million.	9,845,692 shares of our Common Stock
Employment Requirement for Continued Vesting
Mr. Aquila must be employed by the Company, as its Chief Executive Officer or in another employment position, on each applicable vesting date following the achievement of the applicable metric.
Termination of Employment
In the event of Mr. Aquila’s termination by the Company without cause, his resignation with good reason, or his death or disability, the service requirements will be deemed satisfied and any unvested portion of the CEO PSU will remain outstanding and eligible to full vest upon the satisfaction of the applicable performance requirements. Immediately following the applicable Service Vesting Date, any unvested portion of the CEO PSU will terminate to the extent unearned.
Change of Control of Company
In the event of a change of control, the performance under the CEO PSU will be determined as of the change of control and will depend on whether the CEO PSU is assumed by the surviving corporation or acquiring corporation. If the CEO PSU is not assumed, the service requirements will be deemed satisfied and any unvested portion of the CEO PSU will fully vest upon the consummation of the change of control based on the relevant performance requirements which, in the case of the stock price performance metrics, will be determined based on the per share transaction price and, in the case of the revenue metrics, will be determined based on total revenue, as determined by the Board reasonably and in good faith. If the CEO PSU is assumed, any unvested portion of the CEO PSU will (i) be eligible to performance vest upon the consummation of the change of control based on the relevant performance requirements which, in the case of the stock price performance metrics, will be determined based on the per share transaction price and, in the case of the revenue metrics, will be determined based on total revenue, as determined by the Board reasonably and in good faith and (ii) remain outstanding and eligible to vest until the applicable service requirements are satisfied (or if earlier, will vest upon a qualifying termination).
The treatment of the CEO PSU upon a change of control is intended to align Mr. Aquila’s interests with the Company’s other stockholders with respect to evaluating potential change of control offers.

Tax Withholding
The Company may satisfy any applicable withholding obligations with regard to tax liability obligations by any of the following means or by a combination of such means: (i) causing Mr. Aquila to pay any portion of any tax liability obligations in cash or cash equivalent in a form acceptable to the Company; (ii) withholding from any compensation otherwise payable to Mr. Aquila by the Company; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to Mr. Aquila in connection with the CEO PSU; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Committee; (iv) permitting or requiring Mr. Aquila to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority; and/or (v) any other method determined by the Company to be in compliance with applicable law.
Material Terms of the Proposed CEO RSU
The principal terms of the CEO RSU are summarized below. This summary is not a complete description of the CEO RSU, and it is qualified in its entirety by reference to the CEO RSU Award Grant Notice and Award Agreement, which is attached as Annex C to this proxy statement.
CEO RSU Total Shares
The total number of shares of the Company’s Common Stock underlying the CEO RSU will be 78,765,530. The total number of shares underlying the CEO RSU is equivalent to approximately 7.77% of the total number of shares of our Common Stock outstanding as of January 16, 2024 (assuming for this purpose that all shares underlying the CEO RSU (but not the CEO PSU) have been issued). The value of the CEO RSU based on the Company’s closing price of $0.1845 on January 16, 2024 is $14.5 million.
Equity Type
The CEO RSU is a time-vesting RSU award that will be granted pursuant to the CEO PSU Award Grant Notice and Award Agreement attached as Annex C to this proxy statement.
Date of Grant
If Proposal 2 is approved by our stockholders, the CEO RSU will be automatically granted on the first business day of the week following the week in which Proposal 2 is approved by our stockholders.
Vesting
39,382,765, or 50% of the 78,765,530, shares of our Common Stock underlying the CEO RSU will vest immediately on the grant date and 39,382,765, or 50% of the 78,765,530, shares of our Common Stock underlying the CEO RSU shall be subject to time vesting as set forth below.
Tranche	Time Vesting Requirement	Total Tranche
Tranche I	50% of the RSUs, or 100% of Tranche I, shall vest immediately on the grant date.	39,382,765 shares of our Common Stock
Tranche II	50% of the Tranche II RSUs shall vest on January 1, 2025	19,691,382 shares of our Common Stock
	50% of the Tranche II RSUs shall vest on January 1, 2026	19,691,383 shares of our Common Stock
Employment Requirement for Continued Vesting
Mr. Aquila must be employed by the Company, as its Chief Executive Officer or in another employment position, on each applicable vesting date.
Termination of Employment & Change of Control of Company
In the event of Mr. Aquila’s termination by the Company without cause, his resignation with good reason, or his death or disability, or in the event of a change of control, in each case prior to January 1, 2026, any unvested portion of the CEO RSU shall vest immediately.

Tax Withholding
The Company may satisfy any applicable withholding obligations with regard to tax liability obligations by any of the following means or by a combination of such means: (i) causing Mr. Aquila to pay any portion of any tax liability obligations in cash or cash equivalent in a form acceptable to the Company; (ii) withholding from any compensation otherwise payable to Mr. Aquila by the Company; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to Mr. Aquila in connection with the CEO RSU; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Committee; (iv) permitting or requiring Mr. Aquila to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority; and/or (v) any other method determined by the Company to be in compliance with applicable law.
Accounting and Tax Considerations of Proposed CEO Equity Awards
Accounting Consequences
We follow FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards, as discussed in more detail in Note 15, “Stock-based Compensation” of “Notes to the Consolidated Financial Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. Pursuant to ASC Topic 718, this calculation cannot be made for the CEO Equity Awards prior to the date on which they are granted following approval by our stockholders, if such approval occurs. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for an option or other award. Accordingly, the CEO Equity Awards would result in the recognition of stock-based compensation expense over the term of the award as the tranches thereof become probable of vesting as determined pursuant to ASC Topic 718.
Federal Income Tax Consequences
The following discussion is a general summary of the principal United States federal income tax consequences of the CEO Equity Awards. This summary is based on the provisions of the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect on the date of this proxy statement, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below. The following summary assumes that Mr. Aquila is and remains a U.S. taxpayer. This summary is for general information only, does not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Aquila will depend upon his current and future individual circumstances. We have not sought, and will not seek, an opinion of counsel or a ruling from the IRS regarding the U.S. federal income tax consequences of the CEO Equity Awards to us or Mr. Aquila, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. MR. AQUILA SHOULD CONSULT WITH HIS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE CEO EQUITY AWARDS TO HIM.
Certain U.S. Federal Income Tax Consequences to Mr. Aquila.
Mr. Aquila will not have taxable income upon the grant of the CEO Equity Awards, or upon stockholder approval of the awards, if such approval occurs. If and when Mr. Aquila vests and is settled in any portion of the CEO Equity Awards, he will recognize ordinary income in an amount equal to the fair market value (on the settlement date) of the Company shares issued upon settlement of the CEO Equity Awards. Any taxable income recognized in connection with the settlement of the CEO Equity Awards by Mr. Aquila will be subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss.
Certain U.S. Federal Income Tax Consequences to the Company.
We will not be entitled to a material tax deduction in connection with the CEO Equity Awards. In most cases, companies are entitled to a tax deduction in an amount equal to the ordinary income realized by a participant when the participant vests and settles in an RSU, and recognizes such income. However, Section 162(m) of the Code limits the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1,000,000 in any taxable year. Under Section 162(m) of the Code, we expect that Mr. Aquila is a covered employee for purposes of Section 162(m) of the Code. Therefore, in any given year in which Mr. Aquila vests and is settled in any portion of the CEO Equity Awards, we will be able to take a tax deduction of only $1,000,000 or less regardless of the amount of income recognized by Mr. Aquila from the settlement of the CEO Equity Awards. The Company will also be required to pay the employer share of any employment taxes with respect to any compensation income earned by the Chief Executive Officer.
Tax Withholding.
We are authorized to deduct or withhold from any award granted or payment due under the CEO Equity Awards, or require Mr. Aquila to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 2 requires the affirmative vote of stockholders representing a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISSUANCE TO TONY AQUILA, OUR EXECUTIVE CHAIR AND CHIEF EXECUTIVE OFFICER OF (X) A PERFORMANCE-VESTING RESTRICTED STOCK UNIT AWARD REPRESENTING THE RIGHT TO RECEIVE 39,382,767 SHARES OF OUR COMMON STOCK, 50% OF WHICH MAY VEST BASED ON THE ACHIEVEMENT OF CERTAIN CUMULATIVE COMPANY REVENUE MILESTONES FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024 AND FOR THE TWENTY-FOUR MONTHS ENDED DECEMBER 31, 2025, AND 50% OF WHICH MAY VEST BASED ON CERTAIN THRESHOLDS RELATING TO THE VOLUME WEIGHTED AVERAGE TRADING PRICE OF OUR COMMON STOCK ANY TIME DURING THE TWELVE MONTHS ENDED DECEMBER 31, 2024 AND THE TWENTY-FOUR MONTHS ENDED DECEMBER 31, 2025, SUBJECT TO CONTINUOUS SERVICE REQUIREMENTS THROUGH THE APPLICABLE SERVICE VESTING DATE (IN EACH INSTANCE, SUBJECT TO ANY ADJUSTMENTS TO OUR STOCK PRICE, INCLUDING THE EFFECTUATION OF THE REVERSE STOCK SPLIT CONTEMPLATED BY THE REVERSE STOCK SPLIT PROPOSAL) AND (Y) A RESTRICTED STOCK UNIT AWARD REPRESENTING THE RIGHT TO RECEIVE 78,765,530 SHARES OF OUR COMMON STOCK, THE INITIAL 50% OF WHICH WILL VEST IMMEDIATELY AND THE LATTER 50% OF WHICH WILL VEST IN EQUAL INCREMENTS ON
JANUARY 1, 2025 AND JANUARY 1, 2026.

PROPOSAL 3

ADJOURNMENT PROPOSAL
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting.
Overview
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 3, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 3 requires the affirmative vote of stockholders representing a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR
MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of January 16, 2024:
•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;
•	each named executive officer and director of the Company; and
•	all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 934,372,110 shares of Common Stock issued and outstanding as of January 16, 2024 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 315,655,675 shares of Common Stock that remain outstanding.
Common stock subject to options or restricted stock units (“RSUs”) that are currently exercisable or exercisable or will vest within 60 days of January 16, 2024 are deemed to be outstanding and beneficially owned by the person holding the options or RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.
Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Tony Aquila(2)	87,379,868	9.4%
Foster Chiang	93,259	*
Thomas Dattilo	183,259	*
Greg Ethridge	447,419	*
Arthur Kingsbury	93,259	*
Claudia Romo Edelman	93,259	*
Rainer Schmueckle	93,259	*
Josette Sheeran	1,313,975	*
Ramesh Murthy	281,886	*
Debra von Storch	93,259	*
Hector Ruiz	284,100	*
All Directors and Executive Officers of the Company as a Group (11 Individuals)	90,356,802	9.7%
Five Percent Holders:
Entities affiliated with AFV Management Advisors LLC(3)	79,986,536	8.6%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of those listed in the table above is 19951 Mariner Avenue, Torrance, California 90503.
(2)
Consists of (i) 7,393,332 shares of Common Stock held by Tony Aquila, (ii) 12,509,387 shares of Common Stock held by AFV Partners SPV-4 LLC, a Delaware limited liability company (“AFV-4”), (iii) 35,273,268 shares of Common Stock held by AFV Partners SPV-7 LLC, a Delaware limited liability company (“AFV-7”), (iv) 3,450,000 shares of Common Stock held by AFV Partners SPV-7/A LLC, a Delaware limited liability company (“AFV-7/A”), (v) 4,504,505 shares of Common Stock held by AFV Partners SPV-10 LLC, a Delaware limited liability company (“AFV-10”), (vi) 9,331,840 shares of Common Stock held by AFV Partners SPV-10/A LLC, a Delaware limited liability company (“AFV-10/A”), (vii) 6,998,880 shares of Common Stock held by AFV Partners SPV-10/B LLC, a Delaware limited liability company (“AFV-10/B”), (viii) 5,599,104 shares of Common Stock held by AFV Partners SPV-10/C LLC, a Delaware limited liability company (“AFV-10/C”), and (ix) 2,319,552 shares of Common Stock are held by I-40 OKC Partners LLC, an Oklahoma limited liability company (“I-40 OKC”). AFV Management Advisors LLC, a Delaware limited liability company (“AFV”) is the sole manager and controlling member of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV, and held of record by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC.
(3)
Consists of (i) 12,509,387 shares of Common Stock held by AFV-4, (ii) 35,273,268 shares of Common Stock held by AFV-7, (iii) 3,450,000 shares of Common Stock held by AFV-7/A, (iv) 4,504,505 shares of Common Stock held by AFV-10, (v) 9,331,840 shares of Common Stock held by AFV-10/A, (vi) 6,998,880 shares of Common Stock held by AFV-10/B, (vii) 5,599,104 shares of Common Stock held by AFV-10/C, and (viii) 2,319,552 shares of Common Stock held by I-40 OKC. AFV is the sole manager and controlling member of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV and held of record by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C and I-40 OKC. The business address of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, AFV-10/C, I-40 OKC and AFV is 2126 Hamilton Road Suite 260, Argyle, Texas 76226.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Canoo Inc. stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or Canoo Inc. Direct your written request to Canoo Inc., Attn: Corporate Secretary, 15520 Highway 114, Justin, Texas 76247. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE
We file annual, quarterly and current reports, proxy statements and other information with the SEC. These documents may be accessed through the SEC’s electronic data gathering, analysis and retrieval system, or EDGAR, via electronic means, including the SEC’s home page on the Internet (www.sec.gov).
The SEC allows us to incorporate by reference the information and reports we file with it, which means that we can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this Proxy Statement. We are incorporating by reference the documents listed below, which we have already filed with the SEC:
•
our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, and our amendment thereto filed on April 19, 2023 which includes the information required by Part III of the Form 10-K;

•	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, filed with the SEC on May 15, 2023, August 14, 2023 and November 14, 2023, respectively;
•
our Current Reports on Form 8-K, filed with the SEC on January 6, 2023, January 25, 2023, January 27, 2023, February 3, 2023, February 6, 2023, February 14, 2023, February 28, 2023, March 31, 2023, April 10, 2023, April 25, 2023, June 28, 2023, July 7, 2023, August 4, 2023, August 31, 2023, September 13, 2023, September 15, 2023, September 26, 2023, October 2, 2023, October 6, 2023, October 10, 2023, October 12, 2023, October 27, 2023, November 22, 2023, December 1, 2023, December 20, 2023, January 2, 2024, January 5, 2024 and January 12, 2024; and

•	a description of our capital stock, included as Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022.
Upon request, either orally or in writing, we will provide, without charge, to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered, a copy of the documents incorporated by reference into this Proxy Statement but not delivered with the Proxy Statement. You may request a copy of these filings, and any exhibits we have specifically incorporated by reference as an exhibit in this proxy statement, at no cost by writing us at the following address:
Canoo Inc.
15520 Highway 114
Justin, Texas 76247
Attn: Investor Relations Department
Phone: (424) 271-2144
Those copies will not include exhibits, unless the exhibits have specifically been incorporated by reference in this document or you specifically request them.
You should rely only on the information contained in this Proxy Statement and the information incorporated by reference to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this Proxy Statement and the information incorporated by reference.

ANNEX A
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
CANOO INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware
Canoo Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1. Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), this Certificate of Amendment (this “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation (as heretofore amended, the “Certificate of Incorporation”) amends the provisions of the Certificate of Incorporation.
2. The Board of Directors of the Corporation has duly adopted resolutions approving and declaring the following amendment to the Certificate of Incorporation to be advisable and in the best interests of the Corporation and its stockholders.
3. Part A of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as follows:
“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is [•] shares. [•] shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). [•] shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).
Upon the effectiveness of the filing of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the “Effective Time”), every [•] shares of Common Stock issued and outstanding or held by the Company in treasury immediately prior to the Effective Time shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into [•] ([•]) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. No fractional shares shall be issued as a result of the Reverse Stock Split, and, in lieu thereof, the Company’s transfer agent for the registered holders of shares of Common Stock shall aggregate all fractional shares of Common Stock and arrange for them to be sold on behalf of such holders whose shares of Common Stock otherwise would have been combined into a fractional share as a result of the Reverse Stock Split and, after completing the sale, such holders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sale. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock (an “Old Certificate”) shall thereafter, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the payment of cash in lieu of fractional share interests as provided above.”
4. The foregoing amendment was duly adopted by the Board of Directors of the Corporation and its stockholders in accordance with the provisions of Section 242 of the DGCL and Article VIII of the Certificate of Incorporation.
5. This Certificate of Amendment shall become effective as of [•] [a.m./p.m.], [Eastern time], on [•], 202[•].
IN WITNESS WHEREOF, Canoo Inc. has caused this Certificate of Amendment to be executed by the undersigned duly authorized officer on this [•] day of [•], 202[•].
CANOO INC.

By:
Its:
A-1

ANNEX B
CANOO INC.
PSU AWARD GRANT NOTICE
Canoo Inc. (the “Company”) has awarded to you (the “Participant”) the number of performance-vesting restricted stock units (“PSUs”) specified and, on the terms set forth below in consideration of your services (the “PSU Award”). Your PSU Award is subject to all of the terms and conditions as set forth herein and in the Award Agreement (the “Agreement”), which is incorporated herein in its entirety. The PSU Award is granted outside of the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”) but is subject to all of the relevant terms and conditions set forth in the Plan, as specified herein and in the Agreement, and is incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.
Participant:	Anthony Aquila
Grant Date:	, 2024
Tranche I Number of PSUs:	9,845,692
Tranche II Number of PSUs:	9,845,692
Tranche III Number of PSUs:	9,845,691
Tranche IV Number of PSUs:	9,845,692
Vesting Terms:
(a) Vesting Requirements: Vesting of PSUs is conditioned on satisfaction of two vesting requirements: (i) the Participant’s Continuous Service through the applicable Service Vesting Date (the “Service Requirement”) and (ii) a performance-based requirement (the “Performance Requirement”, and, together with the Service Requirement, the “Vesting Requirements”), as described below for each tranche. If both Vesting Requirements are not satisfied as of the applicable Service Vesting Date, any unvested PSUs from the relevant tranche, will automatically terminate immediately following such date, and the Participant will have no further rights with respect thereto. The Vesting Requirements will be satisfied as follows with respect to each tranche of PSUs:
Tranche	Service Vesting Date	Performance Requirement
Tranche I	January 1, 2025	The VWAP (as defined below) equals or exceeds $0.35.
Tranche II	January 1, 2026	The VWAP equals or exceeds $0.40.
Tranche III	January 1, 2025	Total Revenues (as defined below) for the twelve months ended December 31, 2024 equal or exceed $250,000,000.
Tranche IV	January 1, 2026	Total Revenues for the twenty-four months ended December 31, 2025 equal or exceed $500,000,000.
For purposes of the Agreement: (i) the “VWAP” means the highest volume weighted average trading price of one share of the Common Stock on the Nasdaq Global Select Market (or other market on which the shares are primarily traded) for any 20-day period in any 30-day period; (ii) “Total Revenues” means the revenues from the Company’s business operations; and (iii) the PSUs will not be deemed vested and subject to settlement unless and until both of the Vesting Requirements are satisfied with respect to a particular tranche. Achievement of the Vesting Requirements will be determined by the Committee reasonably and in good faith.
(b) Qualifying Termination: In the event of the Participant’s termination of Continuous Service due to a termination by the Company without Cause, a resignation by the Participant with Good Reason, or the Participant’s death or Disability (each, a “Qualifying Termination”), notwithstanding anything to the contrary in the Plan, the Service Requirements will be deemed satisfied upon the date of such Qualifying Termination (to the extent not previously satisfied), and any unvested PSUs will remain outstanding and eligible to fully vest upon the satisfaction of the Performance Requirements. Immediately following the applicable Service Vesting Date, any unvested PSUs will terminate to the extent unearned, and the Participant will have no further rights with respect thereto. For purposes of this section, “Good Reason” will have the meaning set forth in that certain Executive Chairman Agreement, by and between Canoo Holdings Ltd. and the Participant, dated as of November 25, 2020.

(c) Corporate Transaction: Notwithstanding Section 6 of the Plan, the following provisions will apply to the PSU Award in the event that a Corporate Transaction occurs while the Participant is in Continuous Service with the Company:
(i) If, in connection with a Corporate Transaction, the PSU Award is not assumed by the surviving corporation or acquiring corporation (or its parent company), the Service Requirements will be deemed satisfied upon the consummation of such Corporate Transaction (to the extent not previously satisfied), and any unvested PSUs will fully vest upon the consummation of such Corporate Transaction based on the satisfaction of the Performance Requirements (to the extent not previously satisfied), which for purposes of Tranche I and Tranche II will be determined based on the Per Share Transaction Price (as defined below) and for purposes of Tranche III and Tranche IV based on Total Revenues, as determined by the Board reasonably and in good faith. Any PSUs that do not satisfy the Performance Requirements will be forfeited upon such Corporate Transaction. The number of unvested PSUs in Tranche I and Tranche II that vest will be determined using straight-line interpolation between the VWAPs set forth in the Performance Requirements.
For illustration purposes only, (A) if the Per Share Transaction Price were $0.40, then 100% of the Tranche I PSUs would fully vest, and 0% of the Tranche II PSUs would vest (in each case, to the extent not previously vested) and (B) if Total Revenues were $250,000,00, then 100% of the Tranche III PSUs would fully vest and 0% of the Tranche IV PSUs would vest. For purposes of the Agreement, the “Per Share Transaction Price” means the total amount paid or payable for one (1) share of the Common Stock (in cash or stock of the acquiring company (based on the fair market value of such stock as determined by the Board acting reasonably and in good faith)) in respect of, or in connection with, a Corporate Transaction, excluding any portion of the consideration that may be held back or received by the Company or the Company’s stockholders after the consummation of the Corporate Transaction on a contingent or delayed basis. The PSUs will be settled no later than thirty (30) days following such Corporate Transaction.
(ii) If, in connection with a Corporate Transaction, the PSU Award is assumed by the surviving corporation or acquiring corporation (or its parent company) (such award as assumed, the “Converted PSU Award”), any unvested PSUs will (A) be eligible to performance vest upon the consummation of such Corporate Transaction based on the satisfaction of the Performance Requirements (to the extent not previously satisfied), which for purposes of Tranche I and Tranche II will be determined based on the Per Share Transaction Price and for purposes of Tranche III and Tranche IV based on Total Revenues, as determined by the Board reasonably and in good faith, and (B) remain outstanding until the applicable Service Requirements are satisfied (to the extent not previously satisfied). Any PSUs that do not satisfy the Performance Requirements in connection with such Corporate Transaction will remain outstanding and eligible to vest in accordance with the applicable Service Requirements and the Performance Requirements; provided that the Board may equitably adjust the Performance Requirements applicable to any PSUs that did not performance vest upon such Corporate Transaction, reasonably and in good faith, to appropriately reflect the structure of the Company (or its successor) following such Corporate Transaction.
(iii) If, (A) in connection with a Corporate Transaction, the PSU Award is assumed by the surviving corporation or acquiring corporation (or its parent company), and (B) the Participant experiences a Qualifying Termination following the consummation of such Corporate Transaction, then the Service Requirements will be deemed satisfied upon such Qualifying Termination (to the extent not previously satisfied), and any unvested portion of the Converted PSU Award will fully vest. The Converted PSU Award will be settled no later than thirty (30) days following such Qualifying Termination.
(d) Continuous Service: Notwithstanding the terms of the Plan, Continuous Service will not be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, for the avoidance of doubt, a change in Participant’s status from employee to director, consultant or other service provider will not constitute an interruption in Continuous Service for purposes of the PSU Award.

Prior Awards
You understand and agree that upon the grant of this PSU Award all restricted stock units that (a) remain outstanding and eligible to vest as of the Grant Date and (b) are subject to vesting criteria that requires the achievement of a share price milestone shall be automatically cancelled and forfeited. For the avoidance of doubt the following awards shall be automatically cancelled and forfeited:
Date of Grant	Restricted Stock Units
December 18, 2020	1,003,828
April 21, 2021	2,000,000
May 14, 2021	1,703,828(1)
November 4, 2021	6,000,000
(1)	This award is comprised of 400,000 restricted stock units plus 1,303,828 “performance accelerator” units.
Issuance Schedule:
One (1) share of Common Stock will be issued for each PSU (subject to Capitalization Adjustments as set forth in the Plan) at the time set forth in Section 5 of the Agreement.
Participant Acknowledgements:
By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
•
The PSU Award is governed by this PSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together with the Grant Notice, collectively, the “PSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•
You have read and are familiar with the provisions of the Plan, the PSU Award Agreement and the Plan’s prospectus (the “Prospectus”). In the event of any conflict between the provisions in the PSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control unless explicitly stated otherwise in the PSU Award Agreement.

•
The PSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (a) other equity awards previously granted to you, and (b) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this PSU Award.

[Signature Page Follows]

CANOO INC.		PARTICIPANT:
By:
	Signature		Signature
Title:		Date:

Date:
[Signature Page to PSU Grant Notice]

CANOO INC.
AWARD AGREEMENT (PSU AWARD)
As reflected by your PSU Award Grant Notice (“Grant Notice”), Canoo Inc. (the “Company”) has granted you a PSU award for the number of PSUs as indicated in your Grant Notice (the “PSU Award”). The terms of your PSU Award as specified in this Award Agreement for your PSU Award (the “Agreement”) and the Grant Notice constitute your “PSU Award Agreement”. The PSU Award is granted outside of the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”) but is subject to all of the terms and conditions set forth in the Plan, as specified in the Agreement and Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your PSU Award are as follows:
1. GOVERNING PLAN DOCUMENT. Your PSU Award is granted outside of the Plan but is subject to all the provisions of the Plan. Your PSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the PSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control unless explicitly stated otherwise herein.
2. GRANT OF THE PSU AWARD. This PSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of PSUs indicated in the Grant Notice subject to your satisfaction of the vesting conditions set forth therein. Any additional PSUs that become subject to the PSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other PSUs covered by your PSU Award.
3. DIVIDEND EQUIVALENTS. You shall receive no benefit or adjustment to your PSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your PSU Award after such shares have been delivered to you.
4. WITHHOLDING OBLIGATIONS.
(a) Regardless of any action taken by the Company or, if different, the Affiliate to which you provide Continuous Service (the “Service Recipient”) with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items associated with the grant or vesting of the PSU Award or sale of the underlying Common Stock and legally applicable to you (the “Tax Liability”), you hereby acknowledge and agree that the Tax Liability is your ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and the Service Recipient (i) make no representations or undertakings regarding any Tax Liability in connection with any aspect of this PSU Award, including, but not limited to, the grant or vesting of the PSU Award, the issuance of Common Stock pursuant to such vesting, the subsequent sale of shares of Common Stock, and the payment of any dividends on the Common Stock; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSU Award to reduce or eliminate your Tax Liability or achieve a particular tax result. Further, if you are subject to Tax Liability in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax Liability. As further provided in Section 8 of the Plan, you hereby authorize the Company and any applicable Service Recipient to satisfy any applicable withholding obligations with regard to the Tax Liability by any of the following means or by a combination of such means: (i) causing you to pay any portion of the Tax Liability in cash or cash equivalent in a form acceptable to the Company; (ii) withholding from any compensation otherwise payable to you by the Company or the Service Recipient; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Committee; (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with your PSUs to satisfy the Tax Liability and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liability directly to the Company or the Service Recipient; and/or (v) any other method determined by the Company to be in compliance with Applicable Law. Furthermore, you agree to pay the Company or the Service Recipient any amount the Company or the Service Recipient may be required to withhold, collect, or that cannot be satisfied by the means previously described. In the event it is determined that the amount of the Tax Liability was greater than the amount withheld by the Company and/or the Service Recipient (as applicable), you agree to indemnify and hold the Company and/or the Service Recipient (as applicable) harmless from any failure by the Company or the applicable Service Recipient to withhold the proper amount.
(c) The Company may withhold or account for your Tax Liability by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including (i) maximum applicable rates in your jurisdiction(s), in which case you may receive a refund of any over-withheld amount in cash (whether from applicable tax authorities or the Company) and you will have no entitlement to the equivalent amount in Common Stock or (ii) minimum or such other applicable rates in your jurisdiction(s), in which case you may be solely responsible for paying any additional Tax Liability to the applicable tax authorities or to the Company and/or the Service Recipient. If the Tax Liability withholding obligation is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the PSU Award, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying such Tax Liability.
(d) You acknowledge that the Company shall have no obligation to deliver shares of Common Stock until you have fully satisfied the Tax Liability, as determined by the Company. Unless any withholding obligation for the Tax Liability is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the PSU Award.
5. DATE OF ISSUANCE. Subject to the satisfaction of the Tax Liability withholding obligation, if any, in the event one or more PSUs vests, the Company shall issue to you one (1) share of Common Stock for each vested PSU (subject to Capitalization Adjustments as set forth in the Plan) no later than March 14 of the calendar year following the applicable vesting date. Notwithstanding anything herein or in the Plan to the contrary, the PSUs granted pursuant to this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that the Committee determines that the PSUs may not be exempt from Section 409A of the Code, then, if the Participant is deemed to be a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the PSUs upon the Participant’s “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six (6) months following the Participant’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company and its Affiliates make no representations that the PSUs provided under this Agreement are exempt from or compliant with Section 409A of the Code and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.
6. TRANSFERABILITY. Except as otherwise provided in the Plan, your PSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
7. CORPORATE TRANSACTION. Your PSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
8. NO LIABILITY FOR TAXES. As a condition to accepting the PSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the PSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PSU Award and have either done so or knowingly and voluntarily declined to do so.
9. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
11. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your PSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

ANNEX C
CANOO INC.
RSU AWARD GRANT NOTICE
Canoo Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units (“RSUs”) specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Award Agreement (the “Agreement”), which is incorporated herein in its entirety. The RSU Award is granted outside of the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”) but is subject to all of the relevant terms and conditions set forth in the Plan, as specified herein and in the Agreement, and is incorporated herein in its entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.
Participant:	Anthony Aquila
Grant Date:	, 2024
Number of RSUs:	78,765,530
RSU Vesting Schedule:
39,382,765 of the RSUs shall vest immediately on the Grant Date (“Tranche I Units”) and 39,382,765 of the RSUs shall be subject to time vesting (“Tranche II Units”) as set forth below.

The Tranche II Units shall vest as follows:

• 50% on January 1, 2025
• 50% on January 1, 2026

Notwithstanding the foregoing and except as described in the paragraph below, the RSU Award shall cease vesting upon the Participant’s termination of Continuous Service.

In the event of a Change in Control or the Participant’s termination of Continuous Service due to a termination by the Company without Cause, a resignation for Good Reason, or the Participant’s death or Disability (each a “Qualifying Termination”), in each case, prior to January 1, 2026, any unvested portion of the RSU Award shall vest upon such Change in Control or Qualifying Termination. For purposes of this section, “Good Reason” shall be defined by the Executive Chairman Agreement between Canoo Holdings Ltd. and the Participant dated November 25, 2020. Notwithstanding the terms of the Plan, Continuous Service will not be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, for the avoidance of doubt, a change in Participant’s status from employee to director, consultant or other service provider will not constitute an interruption in Continuous Service for purposes of the RSU Award.

Prior Awards:
You understand and agree that upon the grant of this RSU Award all RSUs that (a) remain outstanding and eligible to vest as of the Grant Date and (b) are subject to vesting criteria that requires the achievement of a share price milestone shall be automatically cancelled and forfeited. For the avoidance of doubt the following awards shall be automatically cancelled and forfeited:

Date of Grant	RSUs
December 18, 2020	1,003,828
April 21, 2021	2,000,000
May 14, 2021	1,703,828(1)
November 4, 2021	6,000,000
(1) This award is comprised of 400,000 RSUs plus 1,303,828 “performance accelerator” units.

Issuance Schedule:	One (1) share of Common Stock will be issued for each RSU (subject to Capitalization Adjustments as set forth in the Plan) which vests at the time set forth in Section 5 of the Agreement.
Participant Acknowledgements:	By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
•
The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•
You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Plan’s prospectus (the “Prospectus”). In the event of any conflict between the provisions in the RSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•
The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this RSU Award.

[Signature Page Follows]

CANOO INC.		PARTICIPANT:
By:
	Signature		Signature
Title:		Date:

Date:
[Signature Page to RSU Grant Notice]

CANOO INC.
AWARD AGREEMENT (RSU Award)
As reflected by your RSU Award Grant Notice (“Grant Notice”), Canoo Inc. (the “Company”) has granted you a RSU award for the number of RSUs as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. The RSU Award is granted outside of the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”) but is subject to all of the terms and conditions set forth in the Plan, as specified in the Agreement and Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your RSU Award are as follows:
1. GOVERNING PLAN DOCUMENT. Your RSU Award is granted outside of the Plan but is subject to all the provisions of the Plan. Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2. GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of RSUs indicated in the Grant Notice subject to your satisfaction of the vesting conditions set forth therein. Any additional RSUs that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs covered by your RSU Award.
3. DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4. WITHHOLDING OBLIGATIONS.
(a) Regardless of any action taken by the Company or, if different, the Affiliate to which you provide Continuous Service (the “Service Recipient”) with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items associated with the grant or vesting of the RSU Award or sale of the underlying Common Stock and legally applicable to you (the “Tax Liability”), you hereby acknowledge and agree that the Tax Liability is your ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and the Service Recipient (i) make no representations or undertakings regarding any Tax Liability in connection with any aspect of this RSU Award, including, but not limited to, the grant or vesting of the RSU Award, the issuance of Common Stock pursuant to such vesting, the subsequent sale of shares of Common Stock, and the payment of any dividends on the Common Stock; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate your Tax Liability or achieve a particular tax result. Further, if you are subject to Tax Liability in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax Liability. As further provided in Section 8 of the Plan, you hereby authorize the Company and any applicable Service Recipient to satisfy any applicable withholding obligations with regard to the Tax Liability by any of the following means or by a combination of such means: (i) causing you to pay any portion of the Tax Liability in cash or cash equivalent in a form acceptable to the Company; (ii) withholding from any compensation otherwise payable to you by the Company or the Service Recipient; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Committee; (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with your RSUs to satisfy the Tax Liability and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liability directly to the Company or the Service Recipient; and/or (v) any other method determined by the Company to be in compliance with Applicable Law. Furthermore, you agree to pay the Company or the Service Recipient any amount the Company or the Service Recipient may be required to withhold, collect, or that cannot be satisfied by the means previously described. In the event it is determined that the amount of the Tax Liability was greater than the amount withheld by the Company and/or the Service Recipient (as applicable), you agree to indemnify and hold the Company and/or the Service Recipient (as applicable) harmless from any failure by the Company or the applicable Service Recipient to withhold the proper amount.
(c) The Company may withhold or account for your Tax Liability by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including (i) maximum applicable rates in your jurisdiction(s), in which case you may receive a refund of any over-withheld amount in cash (whether from applicable tax authorities or the Company) and you will have no entitlement to the equivalent amount in Common Stock or (ii) minimum or such other applicable rates in your jurisdiction(s), in which case you may be solely responsible for paying any additional Tax Liability to the applicable tax authorities or to the Company and/or the Service Recipient. If the Tax Liability withholding obligation is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the RSU Award, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying such Tax Liability.
(d) You acknowledge that the Company shall have no obligation to deliver shares of Common Stock until you have fully satisfied the Tax Liability, as determined by the Company. Unless any withholding obligation for the Tax Liability is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award.
5. DATE OF ISSUANCE. Subject to the satisfaction of the Tax Liability withholding obligation, if any, in the event one or more RSUs vests, the Company shall issue to you one (1) share of Common Stock for each vested RSU (subject to Capitalization Adjustments as set forth in the Plan) no later than March 14 of the calendar year following the applicable vesting date. Notwithstanding anything herein or in the Plan to the contrary, the RSUs granted pursuant to this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that the Committee determines that the RSUs may not be exempt from Section 409A of the Code, then, if the Participant is deemed to be a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the RSUs upon the Participant’s “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six (6) months following the Participant’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company and its Affiliates make no representations that the RSUs provided under this Agreement are exempt from or compliant with Section 409A of the Code and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.
6. TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
7. CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
8. NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
9. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
11. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

CANOO INC.
19951 MARINER AVENUE
TORRANCE, CALIFORNIA 90503
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on February 28, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GOEV2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and the following instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on February 28, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27975-S82115 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CANOO INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V27976-S82115

CANOO INC.
Special Meeting of Stockholders
February 29, 2024 8:30 A.M. CT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Hector Ruiz, Greg Ethridge and Ramesh Murthy, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CANOO INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:30 A.M. CT on February 29, 2024 via a live audio webcast at www.virtualshareholdermeeting.com/GOEV2024SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, the proxies will vote at their discretion.

Continued and to be signed on reverse side